Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The amount of loss before taxes is as follows (in thousands):

	For the Year Ended December 31,
	2020	2019
U.S. loss before taxes	$(223,519)	$(159,089)
Foreign loss before taxes	(2,514)	(1,174)

Loss before income taxes	$(226,033)	$(160,263)

Income tax (expense) benefit for the years ended December 31, 2020 and 2019 consist of the following (in thousands):

	For the Year Ended December 31,
	2020	2019
Current:
Federal	$—	$—
State	(5)	(3)
Foreign	—	—

Total current	(5)	(3)

Deferred:
Federal	1,187	77
State	664	31
Foreign	—	—

Total deferred	1,851	108

Income tax benefit	$1,846	$105

The components that comprise our net deferred tax assets as of December 31, 2020 and 2019 consist of the following (in thousands):

	As of December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$223,123	$166,450
Stock compensation	13,305	14,141
Operating lease liabilities	5,456	6,085
Investments	2,490	3,164
Depreciation and amortization	11,383	6,948
Interest expense	5,055	2,765
Accrued compensation	1,527	1,394
Other accrued liabilities	418	203
Other	3,355	2,062

Total deferred tax assets	266,112	203,212

Deferred tax liabilities:
Indefinite lived intangibles	(170)	(3,108)
Operating lease right-of-use assets	(4,668)	(5,182)

Total deferred tax liabilities	(4,838)	(8,290)

Net deferred tax assets	261,274	194,922
Valuation allowance	(261,444)	(198,030)

Net deferred tax liability	$(170)	$(3,108)

A reconciliation of the federal statutory income tax rate to our effective income tax rate for the years ended December 31, 2020 and 2019 is as follows:

	For the Year Ended December 31,
	2020	2019
Tax computed at federal statutory rate	21.0%	21.0%
State income taxes, net of federal tax benefit	7.2	(0.8)
Other permanent items	(0.1)	1.6
Tax rate adjustment	(0.3)	0.2
Research and development credits	0.1	0.1
Stock-based compensation	1.3	(33.9)
Other	(0.2)	0.2
Valuation allowance	(28.2)	11.7

Effective income tax rate	0.8%	0.1%

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical operating results and the uncertainty of the economic conditions, we have recorded a valuation allowance of $261.4 and $198.0 million, respectively, on December 31, 2020 and 2019. The change in the valuation allowance for the years ended December 31, 2020 and 2019 was an increase of $63.4 million and a decrease of $18.8 million, respectively, which were mainly driven by losses from which we cannot benefit. The portion of the valuation allowance for deferred tax assets for which subsequently recognized tax benefits will be credited directly to contributed capital is $0.2 million.
On December 31, 2020, we have federal net operating losses, or NOLs, of $979.1 million, state NOLs of $841.7 million, and foreign NOLs of $5.4 million. Of the $979.1 million in federal NOLs, $535.6 million will not expire and will be able to offset 80% of taxable income in future years. Of the $841.7 million in state NOLs, $53.2 million will not expire and will be able to offset 80% of taxable income in future years. The remaining federal NOL carryforwards begin to expire in 2021, the remaining state NOL carryforwards begin to expire in 2021, the South Korean NOL carryforwards begin to expire in 2022 and the Italian NOL will not expire.
Pursuant to IRC Sections 382 and 383, annual use of our net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. We have not recognized the deferred tax assets for federal and state NOLs and credits of $270.0 million from its deferred tax asset schedules as of December 31, 2020 due to Section 382/383 limitation. There is no impact to tax expense for the derecognition of the net operating losses and federal and state research and development credits due to the valuation allowance recorded against the deferred tax assets.
As of December 31, 2020, we also had federal research tax credit carryforwards of $11.1 million and state research tax credits of $7.8 million. The federal research tax credit carryforwards begin to expire in 2034 and certain state research tax credit carryforwards begin to expire in 2031. The California research tax credits can be carried forward indefinitely.
Net operating losses and tax credits also are limited when there is a separate return limitation year (SRLY). These rules generally limit the use of the acquired or departing members’ net operating loss and tax credit carryovers to the amount of taxable income such entity contributes to consolidated taxable income. The 80% Limitation also applies to the SRLY NOL carryovers and tax credits. Therefore, any SRLY NOLs and tax credits will be subject to this limitation, as well as, Section 382 and 383
Additionally, we have not recognized the deferred tax asset for research and development credit carryforwards as of December 31, 2020 and 2019 because we are a part of a controlled group of affiliated companies with common ownership and cannot complete our calculation of the credit until the time that all members of the controlled group complete their analysis and calculation of qualified research expenditures.
As of December 31, 2020 and 2019, we have $19.6 million and $10.7 million interest, respectively, that is temporarily disallowed pursuant to IRC Sec. 163(j). The interest can be carried forward indefinitely and will be deductible when the Company generates sufficient adjusted taxable income.
On March 9, 2021, the company completed the Merger with NantCell. The merger is accounted for as a transaction between entities under common control. The Merger is also considered as a nontaxable transaction for U.S. income tax purposes and it is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
On March 27, 2020, the United States enacted the Coronavirus Aid, Relief and Economic Security Act (CARES Act). The Cares Act is an emergency economic stimulus package that includes spending and tax breaks to strengthen the United States economy and fund a nationwide effort to curtail the effect of
COVID-19. The
CARES Act provides sweeping tax changes in response to the
COVID-19
pandemic. Under the CARES Act, some of the more significant provisions are NOL carrybacks for five years to offset previous years’ income, or can be carried forward indefinitely to offset 100% of taxable income for the tax year beginning before 2021 and 80% of taxable income for tax years 2021 and thereafter, increasing the ability to deduct interest expense, as well as amending certain provisions of the previously enacted Tax Cuts and Jobs Act. As of December 31, 2020, the Company has not recorded any income tax provision/(benefit) resulting from the CARES Act mainly due to the Company’s history of net operating losses generated and the maintenance of a full valuation allowance against its net deferred tax assets. The Company evaluates the impacts are immaterial.
On June 29, 2020, the state of California enacted Assembly Bill No. 85 (AB 85) suspending California net operating loss utilization and imposing a cap on the amount of business incentive tax credits companies can utilize, effective for tax years 2020, 2021 and 2022. There was no material impact from the provisions of AB 85 in 2020.
The following table summarizes the changes to the amount of unrecognized tax benefits (in thousands):

Unrecognized tax benefits as of December 31, 2018	$11,983
Decrease for prior year tax positions	(7)
Increase for current year tax positions	3,680

Unrecognized tax benefits as of December 31, 2019	15,656
Decrease for prior year tax positions	(6)
Increase for current year tax positions	4,763

Unrecognized tax benefits as of December 31, 2020	$20,413

Included in the balance of unrecognized tax benefits as of December 31, 2020, is $18.3 million that, if recognized, would not impact our income tax benefit or effective tax rate as long as the deferred tax asset remains subject to a full valuation allowance. We do not expect that the unrecognized tax benefits will change within 12 months of this reporting date. Due to the existence of the valuation allowance, future changes in our unrecognized tax benefits will not impact our effective tax rate. We have not incurred any material interest or penalties as of the current reporting date with respect to income tax matters.
We are subject to U.S. federal income tax, Italian income tax, South Korean income tax as well as income tax in California and other states. The federal returns for tax years 2017 through 2019 remain open to examination and the state returns remain subject to examination for tax years 2016 through 2019. The Italian and South Korea returns for tax years 2015 through 2019 remain open to examination. Carryforward attributes that were generated in years where the statute of limitations is closed may still be adjusted upon examination by the Internal Revenue Service or other respective tax authorities. There are no cumulative earnings in the Italian and South Korean subsidiaries as of December 31, 2020 that would be subject to U.S. income tax or foreign withholding tax. We plan to indefinitely reinvestment any future earnings of the Italian subsidiary.
Prior to the adoption of
ASU 2019-12
in the first quarter of 2020, as discussed in Note 2,
Summary of Significant Accounting Policies
—Recent Accounting Announcement—Application of New or Revised Accounting Standards – Adopted
, intraperiod tax allocation rules required us to allocate the provision for income taxes between continuing operations and other categories of earnings, such as other comprehensive income. In periods in which we had a year-to-date
pre-tax
loss from continuing operations and
pre-tax
income in other categories of earnings, such as other comprehensive income, we had to allocate the tax provision to the other categories of earnings. We then recorded a related tax benefit in continuing operations. However, with the adoption of
ASU 2019-12,
we are no longer required to allocate the tax provision to the other categories of earnings and related benefits to continuing operations under these circumstances.